EXHIBIT 99.1

FOR IMMEDIATE RELEASE

E*TRADE FINANCIAL Media Contact

Pam Erickson

E*TRADE FINANCIAL Corporation

617-296-6080

pam.erickson@etrade.com

E*TRADE FINANCIAL Investor Relations Contact

Adam Townsend

E*TRADE FINANCIAL Corporation

703-236-8719

adam.townsend@etrade.com

E*TRADE FINANCIAL CORPORATION ANNOUNCES STRONG SECOND QUARTER RESULTS;

RAISES 2005 EARNINGS GUIDANCE

•	GAAP Net Income of $101.6 million, or $0.27 per share

•	Total Net Revenue of $391.3 million

•	Operating Margin(1) of 36 percent

•	Total Client Assets of $96.8 billion

•	Net Interest Income of $208.2 million

•	Total Daily Average Revenue Trades of 115,300

•	Raises low end of 2005 guidance and tightens range to $0.96 - $1.06

New York, July 20, 2005 – E*TRADE FINANCIAL Corporation (NYSE: ET) today announced results for its second quarter ended June 30, 2005, reporting net income of $101.6 million, or $0.27 per diluted share. Consolidated net revenue for the second quarter increased 3 percent to $391.3 million from $381.5 million a year ago. The Company continued to see significant growth in net interest income, which increased 35 percent year over year to $208.2 million and represented 53 percent of Total Net Revenue. Total retail client assets increased to $96.8 billion, including $18.7 billion in retail customer cash, representing a 10 percent increase over the year ago period. Retail customer margin debt balances at quarter end also increased 10 percent from a year ago to $2.28 billion.

In the second quarter, the Company made the strategic decision to exit the proprietary and hybrid trading business within E*TRADE Professional, and is in negotiations to sell its RV and marine loan origination and servicing business. The results of these businesses in the second quarter of 2005 are presented as a $6.7 million after-tax loss from discontinued operations. Therefore, net income from continuing operations increased to $0.29 in the second quarter from $0.26 a year ago. Prior periods presented have been adjusted for the discontinuation of these businesses.

The Company increased and narrowed its 2005 GAAP earnings guidance range to $0.96 - $1.06 per share.

“We continue to drive strong and steady performance by appealing to new customers with integrated product solutions, leveraging our ability to monetize customer cash across our Retail and Institutional segments and controlling operating expenses,” said Mitchell H. Caplan, Chief Executive Officer, E*TRADE FINANCIAL Corporation. “Through this discipline, we have made decisions and delivered results that have put the Company on track to deliver a third consecutive year of record results, while moving us closer to our goal of delivering a consolidated return on equity of nearly 20 percent and an operating margin of 40 percent in fiscal 2006.”

(more)

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2005

Other selected highlights from the second quarter of 2005:

•	Added 204,000 gross new retail accounts, with 142,000 in trading/investing and 62,000 in deposit/lending accounts

•	Increased products per customer 11 percent to 2.0 from 1.8 a year ago and total segment income per customer by 2 percent to $48 from $47 a year ago

•	Upgraded 1.4 million customer accounts to E*TRADE Complete

•	Issued and activated over 10,000 Digital Security ID tokens through our two-factor authentication program for customers

•	Launched retail brokerage services in France and Estonia, increasing global presence to 14 countries

Historical monthly metric data from January 2003 to June 2005 can be found on the E*TRADE FINANCIAL investor relations site at www.etrade.com.

About E*TRADE FINANCIAL

The E*TRADE FINANCIAL family of companies provides financial services including trading, investing, banking and lending for Retail and Institutional customers. Securities products and services are offered by E*TRADE Securities LLC (Member NASD/SIPC). Bank and lending products and services are offered by E*TRADE Bank, a Federal savings bank, Member FDIC, or its subsidiaries.

# # #

Important Notice

E*TRADE FINANCIAL and the E*TRADE FINANCIAL logo are registered trademarks or trademarks of E*TRADE FINANCIAL Corporation. The statements contained in this news release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to, changes in market activity, anticipated increases in the rate of new customer acquisition, the conversion of new visitors to the site to customers, the activity of customers and assets held at the institution, seasonality, the development and enhancement of products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior and the introduction of competing products having technological and/or other advantages. Further information about these risks and uncertainties can be found in the information included in the annual reports previously filed by E*TRADE FINANCIAL Corporation with the SEC on Form 10-K (including information under the caption “Risk Factors”) and quarterly reports on Form 10-Q.

© 2005 E*TRADE FINANCIAL Corporation. All rights reserved.

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2005

Financial Statements

Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Revenues:
Commissions	$102,051	$105,319	$216,227	$248,032
Principal transactions	21,753	33,947	51,754	67,026
Gain on sales of loans and securities, net	17,256	46,222	62,271	78,663
Service charges and fees	34,531	26,692	67,903	51,592
Other revenues	20,585	22,901	44,797	47,456

Interest income	387,807	273,926	724,390	529,560
Interest expense	(179,640)	(120,038)	(328,431)	(240,764)

Net interest income	208,167	153,888	395,959	288,796
Provision for loan losses	(12,997)	(7,501)	(25,037)	(16,556)

Net interest income after provision for loan losses	195,170	146,387	370,922	272,240

Total net revenues	391,346	381,468	813,874	765,009

Expenses excluding interest:
Compensation and benefits	85,917	91,695	179,623	184,325
Occupancy and equipment	17,787	17,790	36,071	35,967
Communications	19,817	17,394	37,245	35,813
Professional services	16,201	14,989	35,608	28,809
Commissions, clearance and floor brokerage	34,344	39,399	70,158	81,042
Advertising and market development	26,482	13,700	53,069	36,520
Servicing and other banking expenses	11,499	8,714	21,678	17,012
Fair value adjustments of financial derivatives	1,748	(2,395)	2,636	(2,121)
Depreciation and amortization	18,246	19,829	35,572	39,433
Amortization of other intangibles	4,649	5,078	9,894	10,602
Facility restructuring and other exit charges	407	(34)	964	(1,006)
Other	14,849	20,517	40,577	44,581

Total expenses excluding interest	251,946	246,676	523,095	510,977

Income before other income, income taxes and discontinued operations	139,400	134,792	290,779	254,032

Other income:
Corporate interest income	2,425	1,694	4,387	3,057
Corporate interest expense	(11,625)	(12,540)	(23,192)	(23,878)
Gain on sale and impairment of investments	30,688	31,728	46,230	60,277
Loss on early extinguishment of debt	—	(4,357)	—	(4,357)
Equity in income of investments and venture funds	1,398	440	4,039	2,992

Total other income	22,886	16,965	31,464	38,091

Income before income taxes and discontinued operations	162,286	151,757	322,243	292,123
Income tax expense	54,019	48,848	112,209	98,795
Minority interest in subsidiaries	6	89	56	829

Income from continuing operations	108,261	102,820	209,978	192,499
Discontinued operations, net of tax:
Loss from discontinued operations	(4,103)	(11,158)	(13,826)	(12,362)
Gain (loss) on disposal of discontinued operations	(2,591)	31,244	(2,591)	31,244

Net income (loss) from discontinued operations	(6,694)	20,086	(16,417)	18,882

Net income	$101,567	$122,906	$193,561	$211,381

Basic income per share from continuing operations	$0.30	$0.28	$0.57	$0.53
Basic income (loss) per share from discontinued operations	(0.02)	0.06	(0.04)	0.05

Basic net income per share	$0.28	$0.34	$0.53	$0.58

Diluted income per share from continuing operations	$0.29	$0.26	$0.55	$0.50
Diluted income (loss) per share from discontinued operations	(0.02)	0.05	(0.04)	0.04

Diluted net income per share	$0.27	$0.31	$0.51	$0.54

Shares used in computation of per share data:
Basic	365,180	365,072	365,643	364,939

Diluted (2)	376,345	416,713	377,511	420,841

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2005

Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	June 30, 2005	March 31, 2005	June 30, 2004
Revenues:
Commissions	$102,051	$114,176	$105,319
Principal transactions	21,753	30,001	33,947
Gain on sales of loans and securities, net	17,256	45,015	46,222
Service charges and fees	34,531	33,372	26,692
Other revenues	20,585	24,212	22,901

Interest income	387,807	336,583	273,926
Interest expense	(179,640)	(148,791)	(120,038)

Net interest income	208,167	187,792	153,888
Provision for loan losses	(12,997)	(12,040)	(7,501)

Net interest income after provision for loan losses	195,170	175,752	146,387

Total net revenues	391,346	422,528	381,468

Expenses excluding interest:
Compensation and benefits	85,917	93,706	91,695
Occupancy and equipment	17,787	18,284	17,790
Communications	19,817	17,428	17,394
Professional services	16,201	19,407	14,989
Commissions, clearance and floor brokerage	34,344	35,814	39,399
Advertising and market development	26,482	26,587	13,700
Servicing and other banking expenses	11,499	10,179	8,714
Fair value adjustments of financial derivatives	1,748	888	(2,395)
Depreciation and amortization	18,246	17,326	19,829
Amortization of other intangibles	4,649	5,245	5,078
Facility restructuring and other exit charges	407	557	(34)
Other	14,849	25,728	20,517

Total expenses excluding interest	251,946	271,149	246,676

Income before other income, income taxes and discontinued operations	139,400	151,379	134,792

Other income:
Corporate interest income	2,425	1,962	1,694
Corporate interest expense	(11,625)	(11,567)	(12,540)
Gain on sale and impairment of investments	30,688	15,542	31,728
Loss on early extinguishment of debt	—	—	(4,357)
Equity in income of investments and venture funds	1,398	2,641	440

Total other income	22,886	8,578	16,965

Income before income taxes and discontinued operations	162,286	159,957	151,757
Income tax expense	54,019	58,190	48,848
Minority interest in subsidiaries	6	50	89

Income from continuing operations	108,261	101,717	102,820
Discontinued operations, net of tax:
Loss from discontinued operations	(4,103)	(9,723)	(11,158)
Gain (loss) on disposal of discontinued operations	(2,591)	—	31,244

Net income (loss) from discontinued operations	(6,694)	(9,723)	20,086

Net income	$101,567	$91,994	$122,906

Basic income per share from continuing operations	$0.30	$0.28	$0.28
Basic income (loss) per share from discontinued operations	(0.02)	(0.03)	0.06

Basic net income per share	$0.28	$0.25	$0.34

Diluted income per share from continuing operations	$0.29	$0.27	$0.26
Diluted income (loss) per share from discontinued operations	(0.02)	(0.03)	0.05

Diluted net income per share	$0.27	$0.24	$0.31

Shares used in computation of per share data:
Basic	365,180	366,130	365,072
Diluted (2)	376,345	378,734	416,713

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2005

Consolidated Balance Sheets

(dollars in thousands)

(unaudited)

	June 30, 2005	December 31, 2004
ASSETS
Cash and equivalents	$1,095,378	$939,906
Cash and investments required to be segregated under Federal or other regulations	1,461,706	724,026
Brokerage receivables, net	3,459,047	3,034,548
Trading securities	213,816	593,245
Available-for-sale mortgage-backed and investment securities	11,065,629	12,543,818
Other investments	52,004	46,269
Loans receivable, net	15,706,553	11,505,755
Loans held-for-sale, net	125,657	279,280
Property and equipment, net	306,611	302,291
Goodwill	396,282	395,043
Other intangibles, net	126,980	134,121
Other assets	931,648	534,281

Total assets	$34,941,311	$31,032,583

LIABILITIES AND SHAREHOLDERS’ EQUITY
Brokerage payables	$4,695,629	$3,618,892
Deposits	13,057,010	12,302,974
Securities sold under agreements to repurchase	9,350,983	9,897,191
Other borrowings by Bank subsidiary	4,087,749	1,760,732
Senior notes	400,258	400,452
Convertible subordinated notes	185,165	185,165
Accounts payable, accrued and other liabilities	854,729	638,975

Total liabilities	32,631,523	28,804,381

Shareholders’ equity:
Preferred stock, shares authorized: 1,000,000; issued and outstanding: none at June 30, 2005 and December 31, 2004	—	—
Shares exchangeable into common stock, $0.01 par value, shares authorized: 10,644,223; issued and outstanding: 1,300,301 at June 30, 2005 and 1,302,801 at December 31, 2004	13	13
Common stock, $0.01 par value, shares authorized: 600,000,000; issued and outstanding: 369,264,680 at June 30, 2005 and 369,623,604 at December 31, 2004	3,693	3,696
Additional paid-in-capital	2,217,522	2,234,093
Deferred stock compensation	(22,089)	(18,419)
Retained earnings	343,579	150,018
Accumulated other comprehensive loss	(232,930)	(141,199)

Total shareholders’ equity	2,309,788	2,228,202

Total liabilities and shareholders’ equity	$34,941,311	$31,032,583

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2005

Segment Reporting

	Three Months Ended June 30, 2005
	Retail	Institutional	Elimination (3)	Total
	(In thousands)
Revenues:
Commissions	$74,428	$27,623		$102,051
Principal transactions	—	21,753		21,753
Gain on sales of loans and securities, net	17,834	(578)		17,256
Service charges and fees	30,253	4,278		34,531
Other revenues	27,136	1,418	(7,969)	20,585
Interest income	153,697	330,965	(96,855)	387,807
Interest expense	(55,174)	(221,321)	96,855	(179,640)

Net interest income	98,523	109,644	—	208,167
Provision for loan losses	—	(12,997)		(12,997)

Net interest income after provision for loan losses	98,523	96,647	—	195,170

Total net revenues	248,174	151,141	(7,969)	391,346

Expenses excluding interest:
Compensation and benefits	55,890	30,027		85,917
Occupancy and equipment	14,723	3,064		17,787
Communications	17,197	2,620		19,817
Professional services	12,372	3,829		16,201
Commissions, clearance and floor brokerage	11,287	24,983	(1,926)	34,344
Advertising and market development	24,294	2,188		26,482
Servicing and other banking expenses	1,600	15,942	(6,043)	11,499
Fair value adjustments of financial derivatives	—	1,748		1,748
Depreciation and amortization	14,526	3,720		18,246
Amortization of other intangibles	2,383	2,266		4,649
Facility restructuring and other exit charges	435	(28)		407
Other	5,407	9,442		14,849

Total expenses excluding interest	160,114	99,801	(7,969)	251,946

Segment income	$88,060	$51,340	$—	$139,400

	Three Months Ended March 31, 2005
	Retail	Institutional	Elimination (3)	Total
	(In thousands)
Revenues:
Commissions	$84,970	$29,206		$114,176
Principal transactions	—	29,840	161	30,001
Gain on sales of loans and securities, net	16,378	28,637		45,015
Service charges and fees	29,654	3,718		33,372
Other revenues	28,230	4,093	(8,111)	24,212
Interest income	135,159	290,277	(88,853)	336,583
Interest expense	(43,184)	(194,298)	88,691	(148,791)

Net interest income	91,975	95,979	(162)	187,792
Provision for loan losses	—	(12,040)		(12,040)

Net interest income after provision for loan losses	91,975	83,939	(162)	175,752

Total net revenues	251,207	179,433	(8,112)	422,528

Expenses excluding interest:
Compensation and benefits	59,382	34,324		93,706
Occupancy and equipment	14,355	3,929		18,284
Communications	14,803	2,625		17,428
Professional services	14,150	5,257		19,407
Commissions, clearance and floor brokerage	10,757	27,517	(2,460)	35,814
Advertising and market development	23,192	3,395		26,587
Servicing and other banking expenses	1,472	14,359	(5,652)	10,179
Fair value adjustments of financial derivatives	—	888		888
Depreciation and amortization	15,126	2,200		17,326
Amortization of other intangibles	2,875	2,370		5,245
Facility restructuring and other exit charges	(335)	892		557
Other	14,988	10,740		25,728

Total expenses excluding interest	170,765	108,496	(8,112)	271,149

Segment income	$80,442	$70,937	$—	$151,379

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2005

	Three Months Ended June 30, 2004
	Retail	Institutional	Elimination (3)	Total
	(In thousands)
Revenues:
Commissions	$79,156	$26,163		$105,319
Principal transactions	—	33,947		33,947
Gain on sales of loans and securities, net	31,508	14,714		46,222
Service charges and fees	22,971	3,721		26,692
Other revenues	27,382	3,832	(8,313)	22,901
Interest income	119,605	226,937	(72,616)	273,926
Interest expense	(40,535)	(152,119)	72,616	(120,038)

Net interest income	79,070	74,818	—	153,888
Provision for loan losses	—	(7,501)		(7,501)

Net interest income after provision for loan losses	79,070	67,317	—	146,387

Total net revenues	240,087	149,694	(8,313)	381,468

Expenses excluding interest:
Compensation and benefits	60,542	31,153		91,695
Occupancy and equipment	14,846	2,944		17,790
Communications	15,483	1,911		17,394
Professional services	9,277	5,712		14,989
Commissions, clearance and floor brokerage	16,691	25,973	(3,265)	39,399
Advertising and market development	12,421	1,279		13,700
Servicing and other banking expenses	1,773	11,989	(5,048)	8,714
Fair value adjustments of financial derivatives	—	(2,395)		(2,395)
Depreciation and amortization	16,797	3,032		19,829
Amortization of other intangibles	3,493	1,585		5,078
Facility restructuring and other exit charges	128	(162)		(34)
Other	10,772	9,745		20,517

Total expenses excluding interest	162,223	92,766	(8,313)	246,676

Segment income	$77,864	$56,928	$—	$134,792

2005 GAAP Earnings Guidance and Key Driver Assumptions

				2H05 Estimate		FY2005 Estimate
	Q105A	Q205A	1H05A	Low	High	Low	High
Earnings per share	$0.24	$0.27	$0.51	$0.45	$0.55	$0.96	$1.06

Total DARTs			124,798	115,000	125,000	120,000	125,000
Average margin debt ($B)			$2.2	$2.2	$2.4	$2.2	$2.3
Average commission per revenue trade			$10.22	$9.50	$9.70	$9.85	$9.95
Bank interest rate spread (basis points)			221	222	225	222	223
Average interest-earnings assets ($B)			$26.3	$29.0	$31.0	$27.5	$28.5

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2005

Key Performance Metrics (4)

Corporate Metrics	Qtr ended 6/30/05	Qtr ended 3/31/05	Qtr ended 6/30/05 vs. Qtr ended 3/31/05	Qtr ended 6/30/04	Qtr ended 6/30/05 vs. Qtr ended 6/30/04
Operating margin % (1)
Consolidated	36%	36%	0%	35%	1%
Retail	35%	32%	3%	32%	3%
Institutional	34%	40%	(6)%	38%	(4)%

Employees	3,131	3,273	(4)%	3,394	(8)%
Consultants and other	375	515	(27)%	419	(11)%

Total headcount	3,506	3,788	(7)%	3,813	(8)%

Revenue per headcount	$111,622	$111,544	0%	$100,044	12%

Revenue per compensation and benefits dollar	$4.55	$4.51	1%	$4.16	9%

Book value per share	$6.23	$6.20	0%	$5.65	10%
Tangible book value per share	$4.82	$4.77	1%	$4.30	12%

Cash & equivalents ($MM)	$1,095.4	$721.0	52%	$1,243.6	(12)%
Free cash ($MM)	$727.6	$689.9	5%	$717.0	1%

Earnings before interest, taxes, depreciation & amortization ($MM)
Net income from continuing operations	$108.3	$101.7	6%	$102.8	5%
Tax expense	54.0	58.2	(7)%	48.8	11%
Depreciation & amortization	22.9	22.6	1%	24.9	(8)%
Corporate interest expense	11.6	11.6	0%	12.5	(7)%

EBITDA	$196.8	$194.0	1%	$189.1	4%

Interest coverage	16.9	16.8	1%	15.1	12%

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2005

Key Performance Metrics (4)

Retail Metrics	Qtr ended 6/30/05	Qtr ended 3/31/05	Qtr ended 6/30/05 vs. Qtr ended 3/31/05	Qtr ended 6/30/04	Qtr ended 6/30/05 vs. Qtr ended 6/30/04
Trading days	64.0	61.0	5%	62.0	3%

Daily Average Revenue Trades (DARTs)
Total Retail	80,869	88,075	(8)%	79,675	1%
- US	68,256	74,133	(8)%	69,073	(1)%
- International	12,613	13,942	(10)%	10,602	19%
Professional	34,425	46,695	(26)%	47,758	(28)%

Total DARTs	115,294	134,770	(14)%	127,433	(10)%

Total retail trades (MM)	7.4	8.2	(10)%	7.9	(7)%

Average commission per trade	$10.09	$10.34	(2)%	$10.02	1%

End of period margin debt ($B)	$2.28	$2.27	1%	$2.07	10%
Average margin debt ($B)	$2.20	$2.24	(2)%	$2.13	3%

Gross new trading/investing accounts	142,010	133,951	6%	130,793	9%
Gross new deposit/lending accounts	62,099	58,454	6%	37,726	65%
Inactive accounts	(115,957)	(100,921)	(15)%	(98,052)	(18)%
Customer closed accounts	(61,972)	(56,239)	(10)%	(65,436)	5%

Net new retail accounts	26,180	35,245	(26)%	5,031	420%

End of period trading/investing accounts	2,990,586	2,975,744	0%	2,901,140	3%
End of period deposit/lending accounts	653,602	642,264	2%	627,567	4%

End of period retail accounts	3,644,188	3,618,008	1%	3,528,707	3%

Net new customers	5,176	8,584	(40)%	(6,577)	179%
End of period total retail customers	2,901,201	2,896,025	0%	2,868,771	1%

End of period assets per customer	$33,377	$32,605	2%	$30,800	8%
Consolidated net revenue per customer	$135	$146	(8)%	$133	1%
Consolidated segment income per customer	$48	$52	(8)%	$47	2%
Products per customer	2.0	1.9	1%	1.8	11%

Total Retail Client Assets ($B)
Security holdings	$52.5	$50.8	3%	$47.0	12%
Cash (including money market funds)	6.1	6.3	(3)%	6.4	(5)%
Unexercised options (vested)	25.6	25.2	2%	23.5	9%

Client assets in trading/investing accounts	84.2	82.3	2%	76.9	9%

Sweep Deposit Account	6.4	6.3	2%	4.8	33%
Transaction accounts	4.0	3.7	8%	4.2	(5)%
CDs	2.2	2.1	5%	2.5	(12)%

Client assets in deposit accounts	12.6	12.1	4%	11.5	10%

Total retail client assets	$96.8	$94.4	3%	$88.4	10%

Total customer cash and deposits	$18.7	$18.4	2%	$17.9	4%

Unexercised options (unvested) ($B)	$16.0	$14.8	8%	$17.1	(6)%

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2005

Key Performance Metrics (4)

Institutional Metrics	Qtr ended 6/30/05	Qtr ended 3/31/05	Qtr ended 6/30/05 vs. Qtr ended 3/31/05	Qtr ended 6/30/04	Qtr ended 6/30/05 vs. Qtr ended 6/30/04
Market Making
Equity shares traded (MM)	30,584	57,385	(47)%	89,792	(66)%
Average revenue capture per 1,000 equity shares	$0.515	$0.329	56%	$0.274	88%
% of Bulletin Board equity shares to total equity shares	87.8%	93.3%	(6)%	96.1%	(8)%

Bank Asset Portfolio Detail ($MM)
Cash & equivalents	$323	$60	438%	$260	24%
Trading securities	195	203	(4)%	764	(74)%
Investment securities, available-for-sale	2,077	3,317	(37)%	3,029	(31)%
Mortgage securities, available-for-sale	8,865	8,346	6%	8,406	5%
Loans receivable, net including loans held-for-sale:
- Mortgage and home equity loans, net	11,672	8,969	30%	5,713	104%
- Consumer loans, net	4,131	4,257	(3)%	4,290	(4)%
- Other	29	12	142%	1	2800%
Other assets	977	831	18%	736	33%

Total assets	$28,269	$25,995	9%	$23,199	22%

Bank net interest spread (basis points)	222	220	1%	205	8%
Bank interest-earning assets, average ($MM)	$27,325	$25,280	8%	$21,574	27%

Credit Quality and Reserve Metrics
Net charge-offs as a % of average held-for-investment loans, net (annualized)	0.27%	0.26%	0.01%	0.29%	(0.02)%
Provision as a % of average held-for-investment loans, net (annualized)	0.37%	0.40%	(0.03)%	0.34%	0.03%
Allowance as a % of total ending gross held-for-investment loans	0.35%	0.40%	(0.05)%	0.43%	(0.08)%
Total non-performing loans, net, as a % of total gross held- for-investment loans	0.15%	0.18%	(0.03)%	0.18%	(0.03)%
Total loan loss allowance as a % of total non-performing loans, net	239%	228%	11%	232%	7%
Tier 1 Capital Ratio (5)	5.93%	6.06%	(0.13)%	5.98%	(0.05)%
Risk Weighted Capital Ratio (5)	11.03%	11.27%	(0.24)%	11.81%	(0.78)%

Other
Banking revenue ($MM)	$168.3	$185.9	(9)%	$161.4	4%
Brokerage revenue (net of SDA elimination) ($MM)	223.0	236.6	(6)%	220.1	1%

Total revenue ($MM)	$391.3	$422.5	(7)%	$381.5	3%

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2005

Activity in Allowance for Loan Losses

	Three Months Ended June 30, 2005
	Mortgage	Consumer	Total
	(in thousands)
Allowance for loan losses, ending 3/31/05	$22,152	$29,732	$51,884
Provision for loan losses	4,828	8,169	12,997
Charge-offs, net	(1,388)	(8,075)	(9,463)

Allowance for loan losses, ending 6/30/05	$25,592	$29,826	$55,418

Bank Average Balance Data

	Three Months Ended June 30, 2005			Three Months Ended June 30, 2004
	Average Balance	Interest Income/ Expense	Average Annualized Yield/Cost	Average Balance	Interest Income/ Expense	Average Annualized Yield/Cost
	(in thousands)
Interest-earning banking assets:
Loans receivable, net	$14,289,236	$183,999	5.15%	$9,323,548	$111,862	4.80%

Mortgage-backed and related available-for- sale securities	9,449,551	98,855	4.18%	8,282,552	83,728	4.04%
Available-for-sale investment securities	3,168,220	40,953	5.17%	2,981,826	27,973	3.75%
Trading securities	215,438	2,328	4.32%	771,775	6,131	3.18%
Other	202,188	2,104	4.17%	214,603	1,899	3.56%

Total interest-earning banking assets (6)	27,324,633	$328,239	4.81%	21,574,304	$231,593	4.29%

Non-interest-earning banking assets	365,151			571,327

Total banking assets	$27,689,784			$22,145,631

Interest-bearing banking liabilities:
Retail deposits	$12,248,939	$49,629	1.63%	$11,512,007	$42,928	1.50%
Brokered certificates of deposit	456,724	3,782	3.32%	359,265	2,287	2.56%
Repurchase agreements and other borrowings	10,409,125	87,507	3.33%	7,906,398	60,222	3.01%
FHLB advances	3,001,297	27,500	3.62%	967,297	10,467	4.28%

Total interest-bearing banking liabilities	26,116,085	$168,418	2.59%	20,744,967	$115,904	2.24%

Non-interest bearing banking liabilities	314,882			346,829

Total banking liabilities	26,430,967			21,091,796
Total banking shareholder’s equity	1,258,817			1,053,835

Total banking liabilities and shareholder’s equity	$27,689,784			$22,145,631

Excess of interest-earning banking assets over interest-bearing banking liabilities/net interest income	$1,208,548			$829,337

Net interest spread		$159,821	2.22%		$115,689	2.05%

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2005

SUPPLEMENTAL INFORMATION AND ENDNOTES

Explanation of Non-GAAP Measures and Certain Metrics

In order to better assess the Company’s financial operating results, management believes consolidated operating margins, free cash, EBITDA and interest coverage are appropriate measures of evaluating the operating and liquidity performance of the Company. We believe that the elimination of certain items from these measures is helpful to analysts and investors who may wish to use some or all of this information to analyze our current performance, prospects and valuation. Our management uses non-GAAP information internally to evaluate our operating performance and in formulating our budget for future periods.

Consolidated Operating Margin

Consolidated operating margin is defined as income before other income, income taxes and discontinued operations divided by net revenues. Operating margin for Retail and Institutional is based on segment results. Our consolidated statements of operations contain a reconciliation of income before other income, income taxes and discontinued operations to net income.

Free Cash

Free cash as reported by the Company represents cash held at Parent and non-Bank or Brokerage subsidiaries less discretionary reserves and excess capital at Bank and Brokerage after regulatory capital requirements and the Company’s own regulatory capital guidelines. The Company believes that free cash is a useful measure of the Company’s liquidity as it excludes cash reflected on the balance sheet that may not be freely available to the Company.

EBITDA

EBITDA represents net income from continuing operations before corporate interest expense, taxes and depreciation and amortization. Management believes that EBITDA provides a useful additional measure of our performance by excluding certain non-cash charges and expenses that are not directly related to the performance of our business.

Interest Coverage

Interest coverage represents EBITDA divided by corporate interest expense. Management believes that by excluding the charges and expenses that are excluded from EBITDA, interest coverage provides a useful additional measure of our ability to continue to meet our interest obligations and our liquidity.

It is important to note these metrics and other non-GAAP measures may involve judgment by management and should be considered in addition to, not as a substitute for, or superior to, net income, consolidated statements of cash flows, or other measures of financial performance prepared in accordance with GAAP. For complete information on the items excluded from these non-GAAP measures, please see our financial statements and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” that will be included in the periodic report we expect to file with the SEC with respect to the financial periods discussed herein.

(1) Operating margin is defined as income before other income, income taxes and discontinued operations divided by net revenues. Operating margin for Retail and Institutional is based on segment results.

(2) For the three and six months ended June 30, 2004, diluted earnings per share is calculated using the ‘if converted’ method, which includes the additional dilutive impact assuming conversion of the Company’s subordinated convertible debt. Under the ‘if converted’ method, the per share numerator excludes the interest expense and related amortization of offering costs from the convertible debt, net of tax, of $7.4 million and $15.1 million, respectively. The denominator includes the shares issuable from the assumed conversion of the convertible debt of 39.9 million and 42.7 million, respectively. For all other periods presented the ‘if converted’ method is not used as its effect would be anti-dilutive.

(3) Reflects elimination of transactions between Retail and Institutional segments, which include deposit transfer pricing, servicing and orderflow rebates.

(4) Amounts and percentages may not calculate due to rounding.

(5) Q205 estimate.

(6) Amounts include a taxable equivalent increase in interest income of $2.7 million and $1.4 million for the three months ended June 30, 2005 and 2004, respectively.